UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06604

Dreyfus BASIC Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(29)
Date of reporting period:	08/31/2020

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus BASIC Money Market Fund, Inc.

SEMIANNUAL REPORT

August 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC Money Market Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March 1, 2020 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity market euphoria that was felt early in the calendar year proved to be short-lived, as concerns over the spread of COVID-19 began to roil U.S. markets in March 2020. U.S. stocks began to show signs of volatility in mid-March and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. In countries where COVID-19 struck first, such as China and adjacent areas of the Pacific Rim, stock price volatility was amplified as a global pandemic began to seem certain. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in U.S. Federal Reserve (the “Fed”) policy and investor concern over COVID-19. When COVID-19 began to emerge, a flight to quality ensued and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package; many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy. These actions worked to support bond valuations throughout the majority of the six months.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of March 1, 2020 through August 31, 2020, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended August 31, 2020, Dreyfus BASIC Money Market Fund, Inc. produced an annualized yield of 0.25%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.25%.1

Yields of money market instruments moved lower over the reporting period as the Federal Reserve Board (the “Fed”) implemented two emergency reductions in short-term interest rates amid concerns about the effect of the COVID-19 pandemic on economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high quality, short-term dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

The fund’s investments are concentrated in the banking industry because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Federal Reserve Cuts Interest Rates to Counter Pandemic-Related Slowdown

At the beginning of the reporting period, investor concerns grew regarding the effect of the COVID-19 pandemic on the economy, resulting in turmoil in financial markets. In response, the Fed cut the federal funds target rate twice in March 2020 and implemented a number of programs to restore calm.

The COVID-19 pandemic and government lockdowns resulted in contraction in the global and U.S. economies. U.S. GDP shrank by a 5.0% annualized rate in the first quarter of 2020 and by a 31.7% annualized rate in the second quarter of 2020. In March 2020, 1.4 million jobs were lost, and the unemployment rate rose to 4.4%. In April 2020, job losses continued, amounting to 20.8 million and causing the unemployment rate to jump to 14.7%.

In response to the pandemic, Congress acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed.

The Fed also acted to support markets. In addition to its March 2020, emergency interest-rate cuts, the Fed announced that it would make open-ended purchases of Treasuries and government-guaranteed, mortgage-backed securities. The Fed also launched two programs to support the corporate bond market, pledging to buy up to $750 billion in new and existing bonds.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Fed intervened in money markets as well, relaunching the Commercial Paper Funding Facility that was originated during the global financial crisis. This involves direct purchases of commercial paper, easing pressures on large corporations that rely on this market to fund operations.

As relief programs took effect, and government lockdowns began to ease, the economy began to show signs of recovery. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index (PMI), which rose by 9.5% over May 2020. The PMI rose further to 54.2% in July 2020, the highest since March 2019, and to 56.0% in August 2020, beating expectations of 54.5%.

Job creation also surged in May and June 2020 as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. In July and August 2020, the economy continued to add new jobs, with new positions totaling 1.8 million and 1.4 million, respectively. Unemployment fell from 14.7% in April 2020 to 10.2% and 8.4% in July and August 2020, respectively.

Housing data was also positive. In July 2020, housing starts, an indicator of future economic activity, soared by 17.9% over the June 2020 figure, and while August 2020 housing starts declined month over month, they remained 11.9% over the July 2020 figure.

Inflation remained subdued during the reporting period. The core personal consumption expenditure (PCE) index, which excludes volatile food and energy prices, remained generally well below the Fed’s 2.0% target in the first quarter of 2020. In fact, the PCE fell 1.0% in the second quarter of 2020.

Federal Reserve Actions Support Money Markets

The Fed’s actions in response to the COVID-19 pandemic, including two emergency rate cuts and the establishment of the commercial paper funding facility, have provided support to the money market. As rates have fallen, we have managed the fund with the expectation of a continuation of low interest rates. As always, we have retained our longstanding focus on quality and liquidity.

September 15, 2020

1 Annualized Effective yield is based upon dividends declared daily and reinvested monthly. Annualized yields provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be termintated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption. Past performance is no guarantee of future results. Yields fluctuate. BNY Mellon Investment Adviser, Inc. has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses do not exceed 0.45%. BNY Mellon Investment Adviser, Inc. may terminate the agreement upon at least 90 days’ prior notice to investors but has committed not to do so until at least June 30, 2021.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (NRSROs) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. If your account balance is less than $50,000, your account may be subject to exchange fees, account closeout fees, and wire and TeleTransfer redemption fees each in the amount of $5.00. None of these fees are shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Money Market Fund, Inc. from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020

Expense paid per $1,000†	$1.92
Ending value (after expenses)	$1,001.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020

Expense paid per $1,000†	$1.94
Ending value (after expenses)	$1,023.29
† Expenses are equal to the fund’s annualized expense ratio of .38%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2020 (Unaudited)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 5.9%
Cancara Asset Securitisation	0.19	11/18/2020	5,000,000	[a]	4,997,942
Victory Receivables Corp.	0.18	10/19/2020	3,000,000	[a]	2,999,280
Total Asset-Backed Commercial Paper (cost $7,997,222)			7,997,222
Commercial Paper - 25.2%
Bank of Nova Scotia, 3 Month EFFR +.36%	0.45	9/2/2020	6,000,000	[b,c]	6,000,000
Collateralized Commercial Paper FLEX Co., 3 Month LIBOR +.12%	0.42	10/5/2020	5,000,000	[b,c]	5,000,000
Dexia Credit Local (Gov't Guaranteed)	0.22	2/23/2021	6,000,000	[a]	5,993,583
Sumitomo Mitsui Trust Bank (Singapore)	0.34	10/1/2020	6,000,000	[a]	5,998,325
Swedbank	0.20	2/23/2021	6,000,000	[a]	5,994,167
Westpac Banking, 3 Month LIBOR +.03%	0.28	11/5/2020	5,000,000	[b,c]	5,000,113
Total Commercial Paper (cost $33,986,188)			33,986,188
Negotiable Bank Certificates of Deposit - 19.3%
BNP Paribas/NY	0.22	9/2/2020	2,000,000	[b]	2,000,000
Canadian Imperial Bank of Commerce/NY, 1 Month EFFR +.16%	0.25	9/3/2020	2,000,000	[b]	2,000,000
Mizuho Bank/NY	0.27	10/15/2020	5,000,000		5,000,000
Skandinav Enskilda Bank/NY	0.23	12/23/2020	6,000,000		6,000,000
Toronto-Dominion Bank/NY, 3 Month SOFR +.15%	0.22	9/2/2020	6,000,000	[b]	6,000,000
Wells Fargo Bank, 3 Month LIBOR +.11%	0.38	10/14/2020	5,000,000	[b]	5,000,000
Total Negotiable Bank Certificates of Deposit (cost $26,000,000)			26,000,000
Time Deposits - 14.1%
Australia & New Zealand Banking Group (Cayman)	0.08	9/1/2020	6,000,000		6,000,000
Dnb Bank (Cayman)	0.08	9/1/2020	4,000,000		4,000,000
Nordea Bank/NY	0.07	9/1/2020	3,000,000		3,000,000
Royal Bank Of Canada (Toronto)	0.11	9/2/2020	6,000,000		6,000,000
Total Time Deposits (cost $19,000,000)			19,000,000
U.S. Treasury Bills - 29.7%
U.S. Cash Management Bills	0.18	11/10/2020	25,000,000	[a]	24,991,250
U.S. Treasury Bills	0.12	9/8/2020	15,000,000	[a]	14,999,650
Total U.S. Treasury Bills (cost $39,990,900)			39,990,900

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Repurchase Agreements - 5.2%
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 8/31/2020 due at maturity date in the amount of $4,000,007 (fully collateralized by: original par of $3,563,163, U.S. Treasuries (including strips), 0.00%-8.00%, due 9/1/20-11/15/49, valued at $4,080,007)	0.06	9/1/2020	4,000,000		4,000,000
BNP Paribas, OBFR +.25%, dated 5/21/2020 due at maturity date in the amount of $3,000,028 (fully collateralized by: original par of $9,883, Asset-Backed Securities, 3.34%-5.49%, due 4/15/26-7/15/28, valued at $9,994, original par of $3,153,117, Private Label Collateralized Mortgage Obligations, 0.40%-4.75%, due 1/22/35-11/25/58, valued at $3,080,006)	0.33	5/21/2020	3,000,000	[d]	3,000,000
Total Repurchase Agreements (cost $7,000,000)					7,000,000
Total Investments (cost $133,974,310)			99.4%		133,974,310
Cash and Receivables (Net)			.6%		856,936
Net Assets			100.0%		134,831,246

EFFR—Effective Federal Funds Rate

LIBOR—London Interbank Offered Rate

OBFR—Overnight Bank Funding Rate

SOFR—Secured Overnight Financing Rate

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities amounted to $16,000,113 or 11.87% of net assets.

d Illiquid security; investment has a put feature and a variable or floating rate. The interest rate shown is the current rate as of August 31, 2020 and changes periodically. The due date shown reflects early termination date and the amount due represents the receivable of the fund as of the next interest payment date. At August 31, 2020, these securities amounted to $3,000,000 or 2.23% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Banks	50.4
U.S. Treasury Securities	29.7
Diversified Financials	14.1
Repurchase Agreements	5.2
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $7,000,000) —Note 1(b)	133,974,310	133,974,310
Cash		1,203,322
Receivable for shares of Common Stock subscribed		12,509
Interest receivable		11,843
Prepaid expenses		18,955
		135,220,939
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		12,817
Payable for shares of Common Stock redeemed		323,096
Directors’ fees and expenses payable		1,438
Other accrued expenses		52,342
		389,693
Net Assets ($)		134,831,246
Composition of Net Assets ($):
Paid-in capital		134,831,246
Net Assets ($)		134,831,246

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)	134,858,683
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2020 (Unaudited)

Investment Income ($):
Interest Income	449,017
Expenses:
Management fee—Note 2(a)	352,354
Shareholder servicing costs—Note 2(b)	98,928
Professional fees	35,759
Registration fees	17,227
Custodian fees—Note 2(b)	10,085
Chief Compliance Officer fees—Note 2(b)	7,199
Directors’ fees and expenses—Note 2(c)	6,489
Prospectus and shareholders’ reports	6,329
Miscellaneous	5,440
Total Expenses	539,810
Less—reduction in expenses due to undertaking—Note 2(a)	(269,415)
Net Expenses	270,395
Investment Income—Net, representing net increase in net assets resulting from operations	178,622

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
Operations ($):
Investment Income—Net, representing net increase in net assets resulting from operations	178,622	2,680,160
Distributions ($):
Distributions to shareholders	(178,622)	(2,680,358)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	14,602,148	44,497,097
Distributions reinvested	171,895	2,615,632
Cost of shares redeemed	(27,344,870)	(46,364,650)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,570,827)	748,079
Total Increase (Decrease) in Net Assets	(12,570,827)	747,881
Net Assets ($):
Beginning of Period	147,402,073	146,654,192
End of Period	134,831,246	147,402,073

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2020		Year Ended February 28/29,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.018	.018	.008	.002	.000[a]
Distributions:
Dividends from investment income—net	(.001)	(.018)	(.018)	(.008)	(.002)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.13[b]	1.82	1.83	.83	.24	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.73	.79	.78	.77	.77
Ratio of net expenses to average net assets	.38[c]	.45	.44	.44	.44	.25
Ratio of net investment income to average net assets	.25[c]	1.80	1.83	.82	.23	.01
Net Assets, end of period ($ x 1,000)	134,831	147,402	146,654	127,161	141,657	188,236

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act (a “Retail Fund”). It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00, and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00. As a Retail Fund, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the fund’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	133,974,310
Level 3 - Significant Unobservable Inputs	-
Total	133,974,310

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 29, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2020 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed to waive receipt of its fees and/or assume the direct expenses of the fund so that total annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets. The Adviser may terminate this undertaking agreement upon at least 90 days’ prior notice to shareholders, but has committed not to do so until at least June 30, 2021. The reduction in expenses, pursuant to the undertaking, amounted to $222,691 during the period ended August 31, 2020.

The Adviser has also undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $46,724 during the period ended August 31, 2020.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2020, the fund was charged $70,116 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2020, the fund was charged $23,483 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2020, the fund was charged $10,085 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2020, the fund was charged $1,213 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2020, the fund was charged $7,199 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $57,586, custodian fees of $5,938, Chief Compliance Officer fees of $2,273 and transfer agency fees of $8,986, which are offset against an expense reimbursement currently in effect in the amount of $61,966.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 30, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail no-load money market instrument funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail money market instrument funds (the “Performance Universe”), all for various periods ended June 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other retail no-load money market instrument funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Performance Group and Performance Universe comparisons were provided based on both “gross” (i.e., without including fees and expenses) and “net” (i.e., including fees and expenses) total returns. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance was above, at or, for the ten-year period only, within the Performance Group median for all periods and was below the Performance Universe median for the various periods. The Board also considered that the fund’s net total return performance was above the Performance Group median and at or above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s gross total return performance to the median when performance was below the Performance Universe median (ranking in the third quartile for all periods except the one-year period).

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until at least June 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that total annual fund operating expenses do not exceed 0.45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

For More Information

Dreyfus BASIC Money Market Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DBAXX

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0123SA0820

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      October 26, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      October 26, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)